UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):  NOVEMBER  8,  2007


                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



       DELAWARE                    0-3936          11-1826363
  (State or other jurisdiction   (Commission      (IRS Employer
    of incorporation)            File Number)     Identification No.)

                      80 CABOT COURT
                HAUPPAUGE,  NEW  YORK                11788
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  631-435-8300


                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 8, 2007, Orbit International Corp. ("Orbit") issued a press release announcing its operating results for its third quarter and nine months ended September 30, 2007. In addition, during the Company's investor conference call on the same date, the Company stated that due to vendor delivery issues which were beyond its control, $300,000 of shipments that were scheduled for delivery during the third quarter were delayed until the fourth quarter. The Company further stated that due to its operating leverage, this would have had a positive impact on earnings and consequently, the Company would have recorded a substantial increase in net sales and profitability for the quarter.

The press release contains a non-GAAP disclosure-Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA, as adjusted), that management feels provides useful information in understanding the impact of certain items to Orbit's financial statements. Orbit's press release is hereby furnished as follows:


                                                [GRAPHIC OMITED]



                                                [GRAPHIC OMITED]



                              FOR IMMEDIATE RELEASE
                              ---------------------

CONTACT          or     Investor Relations Counsel
-------
Mitchell Binder          Linda Latman, 212-836-9609
Executive Vice President          Lena Cati, 212-836-9611
631-435-8300     The Equity Group Inc.

          ORBIT INTERNATIONAL CORP. REPORTS 2007 THIRD QUARTER RESULTS
          ------------------------------------------------------------

               REPORTS31.5% INCREASE IN BACKLOG AT SEPTEMBER 30TH
               --------------------------------------------------

         EXPECTS VERY STRONG FOURTH QUARTER AND REAFFIRMS 2007 GUIDANCE
         --------------------------------------------------------------

Hauppauge, New York, November 8, 2007 - Orbit International Corp. (NASDAQ:ORBT), an electronics manufacturer and software solution provider, today announced results for the third quarter and nine months ended September 30, 2007.

THIRD  QUARTER  2007 VS.  THIRD  QUARTER  2006
---------------------------------------------
-     Net  sales  increased  to  $6,312,000  from  $6,171,000;
-     Gross margin was 41.7% compared to 42.6%;
-     Net income was $553,000 compared to $593,000;
-     Diluted earnings per share were $.12 compared to $.13;
- Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA, as adjusted) was $816,000 ($.17 per diluted share) compared to $898,000 ($.20 per diluted share);
- Backlog at September 30th increased by 31.5% to approximately $16.0 million compared to $12.1 million, a year ago.

The Company pointed out that third quarter profitability was affected by approximately $93,000 representing costs associated with the implementation of internal control over financial reporting as required by Section 404 of Sarbanes-Oxley. The Company expects lower compliance costs for the fourth quarter of 2007 and thereafter.

NINE  MONTHS  2007 VS.  NINE  MONTHS  2006
-----------------------------------------
-     Net  sales  was  $18,686,000  compared  to  $18,910,000;
-     Gross margin was 43.3% compared to 43.4%;
-     Net income was $1,603,000 compared to $1,874,000;
-     Diluted earnings per share were $.34 compared to $.40;
- EBITDA as adjusted was $2,439,000 ($.52 per diluted share) compared to $2,825,000 ($.61 per diluted share).

Dennis Sunshine, President and Chief Executive Officer noted, "This year was especially notable for the growing number and size of new orders, which has resulted in a 31.5% increase in our backlog at September 30, 2007. As we have previously reported, just about every order in our backlog has a strong likelihood of follow-on potential, some quite significant in anticipated future requirements."

                                     (more)

Orbit  International  News  Release     Page  2
November  8,  2007


Sunshine continued, "We have received an unprecedented number of prototype awards as we continue to work with prime defense contractors, U.S. procurement agencies, as well as foreign defense agencies on new program opportunities. In our experience, prototype awards have the potential for new production and follow-on awards as the prototype units are tested, qualified and certified for field service. All this supports our confidence that Orbit will have a very strong fourth 2007 quarter, and is well positioned for continued growth in 2008."

Mitchell Binder, Chief Financial Officer, noted, "At September 30, 2007, total current assets were $21,886,000 versus total current liabilities of $3,737,000 for a 5.9 to 1 current ratio. With approximately $22 million and $7 million in federal and state net operating loss carryforwards, respectively, we should continue to shield profits from federal and New York State taxes and enhance future cash flow. Additionally, we have approximately $7 million in cash, cash equivalents and marketable securities."

Mr. Binder continued, "We are expecting strong sales for the fourth quarter based on our customer delivery schedules. Due to our operating leverage, this should have a positive impact on our earnings. Consequently, we are affirming our 2007 guidance, which calls for net sales to be in the range of $25.6 million and $25.9 million, EBITDA between $3,500,000 and $3,800,000, net income between $2,500,000 and $2,700,000 and earnings per diluted share between $.54 and $.58."

CONFERENCE  CALL
----------------
The Company will hold a conference call for investors today, November 8, 2007, at 11:00 a.m. ET. Interested parties may participate in the call by dialing 706-679-3204; please call in 10 minutes before the conference call is scheduled to begin and ask for the Orbit International conference call. After opening remarks, there will be a question and answer period. The conference call will also be broadcast live over the Internet. To listen to the live call, please go to www.orbitintl.com and click on the Investor Relations section. Please go to the website at least 15 minutes early to register, and download and install any necessary audio software. If you are unable to listen live, the conference call will be archived and can be accessed for approximately 90 days at Orbit's website. We suggest listeners use Microsoft Explorer as their browser.

Orbit International Corp., through its Electronics Group, is involved in the manufacture of customized electronic components and subsystems for military and nonmilitary government applications through its production facilities in Hauppauge, New York and Quakertown, Pennsylvania. Its Power Group, through its Behlman Electronics, Inc. subsidiary, manufactures and sells high quality commercial power units, AC power sources, frequency converters, uninterruptible power supplies and associated analytical equipment. The Behlman military division designs, manufactures and sells power units and electronic products for measurement and display. For a more detailed discussion of the risks inherent in the Company's business, the reader is referred to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and its registration statement on Form S-3 containing a final prospectus dated January 11, 2006.

                                     (more)



Orbit  International  News  Release     Page  3
November  8,  2007


Certain matters discussed in this news release and oral and written statements made from time to time by representatives of the Company (including, but not limited to, statements regarding any acquisition proposal and whether such proposal or a strategic alternative thereto may be considered or consummated; statements regarding our expectations of Orbit's operating plans, deliveries under contracts and strategies generally; statements regarding our expectations of the performance of our business; expectations regarding costs, revenues, future operating results including all guidance amounts) future business opportunities and continued growth, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although Orbit believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond Orbit International's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact Orbit International and the statements contained in this news release can be found in Orbit's filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K, annual reports on Form 10-KSB and its other periodic reports and its registration statement on Form S-3 containing a final prospectus dated January 11, 2006. For forward-looking statements in this news release, Orbit claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Orbit assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.


                            (See Accompanying Tables)

Orbit International News Release
Page 4
November  8,  2007
                                ORBIT INTERNATIONAL CORP.
                            CONSOLIDATED STATEMENTS OF INCOME
                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                       (UNAUDITED)

                               THREE MONTHS ENDED              NINE MONTHS ENDED
                                  SEPTEMBER 30,                  SEPTEMBER 30,
                              2007          2006               2007        2006
                             ------         ------             ----       -----
Net sales                  $  6,312        $ 6,171         $ 18,686     $18,910

Cost of sales                 3,682          3,544           10,595      10,699
                             ------         ------           ------      -------
Gross profit                  2,630          2,627            8,091       8,211

Selling general and
 administrative expenses      2,117          2,017            6,576       6,218

Interest expense                 76            111              258         339

Investment and other income    (116)           (99)            (371)       (250)
                            -------        -------          --------    --------
Income before income
  tax provision                 553            598            1,628       1,904

Income tax provision             -               5               25          30
                           --------        -------          -------     -------
Net income                 $    553        $   593          $ 1,603     $ 1,874


Basic earnings per share   $   0.13        $  0.14          $  0.37     $  0.43

Diluted earnings per share $   0.12        $  0.13          $  0.34     $  0.40

Weighted average number of shares outstanding:
 Basic                        4,319          4,357            4,312        4,356
 Diluted                      4,664          4,575            4,655        4,649

Orbit International News Release                                        Page 5
November  8,  2007

                                         ORBIT INTERNATIONAL CORP.
                                      CONSOLIDATED STATEMENTS OF INCOME
                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                (UNAUDITED)

                                                        THREE MONTHS ENDED   NINE MONTHS ENDED
                                                            SEPTEMBER 30,        SEPTEMBER 30,
                                                          2007         2006    2007      2006
                                                         -----         ----   -----      -----
EBITDA Reconciliation(as adjusted)
-------------------------------------------------
Net income                                         $       553  $       593  $1,603    $1,874
Interest expense                                            76          111     258       339
Tax expense                                                  -            5      25        30
Depreciation and amortization                              141          137     419       424
Stock based compensation                                    46           52     134       158
                                                   -----------  -----------  ------    ------
EBITDA (1)                                         $       816  $       898  $2,439    $2,825
                                                   -----------  -----------  -------   ------

Adjusted EBITDA Per Diluted Share Reconciliation
-------------------------------------------------
Net income                                         $      0.12  $      0.13  $ 0.34    $ 0.40
Interest expense                                          0.01         0.03    0.06      0.07
Tax expense                                                -           0.00    0.00      0.01
Depreciation and amortization                             0.03         0.03    0.09      0.09
Stock based compensation                                  0.01         0.01    0.03      0.04
                                                   ----------   -----------  ------   -------
EBITDA per diluted share (1)                       $      0.17  $      0.20  $ 0.52    $ 0.61
                                                   -----------  -----------   ------  ------





(1)  The  EBITDA  table  (as  adjusted)  presented  above  is not determined in accordance with accounting principles  generally  accepted  in  the  United  States  of  America.  Management uses adjusted EBITDA to evaluate  the  operating  performance  of  its  business.  It  is  also used, at times, by some investors, securities analysts and others to evaluate companies and make informed business decisions.  EBITDA is also a  useful  indicator  of  the  income  generated  to service debt.  EBITDA (as adjusted) is not a complete measure  of  an  entity's  profitability  because  it  does  not  include costs and expenses for interest, depreciation  and  amortization,  stock based compensation and income taxes.  Adjusted EBITDA as presented herein  may  not  be  comparable  to  similarly  named  measures  reported  by  other  companies.



Orbit  International  News  Release     Page  6
November  8,  2007


ORBIT INTERNATIONAL CORP.
CONSOLIDATED BALANCE SHEETS


                                                           SEPTEMBER 30, 2007    DECEMBER 31, 2006
                                                           --------------------  -------------------
ASSETS                                                              (UNAUDITED)            (AUDITED)
Current assets
Cash and cash equivalents                                  $         2,806,000   $         3,935,000
Investments in marketable securities                                 4,176,000             4,062,000
Accounts receivable, less allowance for doubtful accounts            3,850,000             3,712,000
Inventories                                                         10,156,000             8,992,000
Deferred tax asset                                                     722,000               717,000
Other current assets                                                   176,000               145,000
                                                           --------------------  -------------------

Total current assets                                                21,886,000            21,563,000

Property and equipment, net                                            446,000               414,000
Goodwill                                                             6,135,000             6,135,000
Intangible assets, net                                                 878,000             1,204,000
Deferred tax asset                                                   1,953,000             1,333,000
Other assets                                                           582,000               566,000
                                                           --------------------  -------------------


Total assets                                               $        31,880,000   $        31,215,000
                                                           ====================  ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long term obligations                   $         1,136,000   $         1,124,000
Accounts payable                                                     1,127,000             1,028,000
Accrued expenses                                                     1,314,000             1,353,000
Customer advances                                                       75,000               797,000
Deferred income                                                         85,000                85,000
                                                           --------------------  -------------------

Total current liabilities                                            3,737,000             4,387,000

Deferred income                                                        363,000               427,000
Long-term obligations, net of current maturities                     3,179,000             4,105,000
Deferred tax liability                                                 557,000                     -
                                                           --------------------  -------------------

Total liabilities                                                    7,836,000             8,919,000

Stockholders' equity
Common stock                                                           460,000               459,000
Additional paid-in capital                                          19,736,000            19,536,000
Accumulated other comprehensive (loss) gain, net of tax                (51,000)                5,000
Retained earnings                                                    3,899,000             2,296,000
                                                           --------------------  -------------------

Stockholders' equity                                                24,044,000            22,296,000
                                                           --------------------  -------------------

Total liabilities and stockholders' equity                 $        31,880,000   $        31,215,000
                                                           ====================  ===================




ITEM 7.01. REGULATION FD DISCLOSURE

     The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure. On November 8, 2007, the Company stated during its investor conference call that due to vendor delivery issues which were beyond its control, $300,000 of shipments that were scheduled for delivery during the third quarter were delayed until the fourth quarter. The Company further stated that due to its operating leverage, this would have had a positive impact on earnings and consequently, the Company would have recorded a substantial increase in net sales and profitability for the quarter.







                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     November 8, 2007


                              Orbit International Corp.


                                By: /s/ Dennis Sunshine
                                    -------------------
                                Dennis Sunshine
                                Chief Executive Officer and President